UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2014

Rockwood Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center

Princeton, New Jersey 08540

(Address of Principal Executive Offices, including Zip Code)

(609) 514-0300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b)

Retirement of Seifi Ghasemi from Position as Chief Executive Officer of the Company

On June 17, 2014, Seifi Ghasemi provided notice to the Board of Directors of Rockwood Holdings, Inc. (the “Company”) of his retirement as the Chief Executive Officer of the Company effective as of June 30, 2014, in order to become Chairman, President and Chief Executive Officer of Air Products & Chemicals, Inc.  Mr. Ghasemi will remain Chairman of the Board of Directors of the Company until January 1, 2015 and continue thereafter as a director.

A copy of the press release issued by the Company relating to Mr. Ghasemi’s retirement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Retirement of Nance K. Dicciani from the Board of Directors of the Company

As described above, Mr. Ghasemi, the Chairman of our Board of Directors, will serve as the Chairman, President and Chief Executive Officer of Air Products and Chemicals Inc., a provider of industrial gases, effective July 1, 2014.  Nance Dicciani serves on the board of directors of Praxair Inc., also a provider of industrial gases.  At their request, in the interest of good governance principles, Ms. Dicciani gave notice on June 19, 2014 that she is retiring from our Board of Directors effective July 1, 2014.

5.02(c)

Appointment of Robert J. Zatta as Acting Chief Executive Officer of the Company and Thomas J. Riordan as Executive Vice President and Chief Administrative Officer of the Company

In conjunction with Mr. Ghasemi’s retirement, on June 17, 2014, the Board of Directors appointed Robert J. Zatta as Acting Chief Executive Officer of the Company effective July 1, 2014, in addition to his role as Chief Financial Officer of the Company.

On June 17, 2014, the Board of Directors also appointed Thomas J. Riordan, Senior Vice President, Law & Administration and Corporate Secretary of the Company, as Executive Vice President and Chief Administrative Officer of the Company effective July 1, 2014.

The information required by Item 5.02(c) of Form 8-K regarding Messrs. Zatta and Riordan is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the Securities and Exchange Commission (“SEC”) on March 4, 2014 and the Company’s Proxy Statement for the Annual Meeting of Stockholders held on May 9, 2014 filed with the SEC on March 28, 2014 and is incorporated herein by reference.

The Company’s Board of Directors has not yet made any changes to the compensation, severance, or other benefit arrangements for Messrs. Zatta and Riordan and has instead reserved the determination and effectiveness of any such changes for a subsequent date.

In connection with his appointment as Acting Chief Executive Officer of the Company, Mr. Zatta executed a letter agreement, dated June 18, 2014, with Rockwood Specialties LLC confirming and clarifying certain terms of his current employment agreement (the “Letter Agreement”). A copy of the Letter Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

A copy of the press release issued by the Company relating to Mr. Zatta’s appointment as the Company’s Acting Chief Executive Officer and Mr. Riordan’s appointment as

Executive Vice President and Chief Administrative Officer is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, dated June 18, 2014.

99.1	Press Release, dated June 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROCKWOOD HOLDINGS, INC.

By:	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

Dated: June 23, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement, dated June 18, 2014.

99.1	Press Release, dated June 18, 2014.